UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23086

WP Trust

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant's telephone number, including area code: 877-244-6235

Date of fiscal year end: 02/28/2018

Date of reporting period: 02/28/2018

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IPS Strategic Capital Absolute Return Fund, a series of the WP Trust (the “registrant”), for the period ended February 28, 2018 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IPS Strategic Capital Absolute Return Fund Institutional Class Shares (Ticker Symbol: IPSAX) A series of the WP Trust

ANNUAL REPORT

February 28, 2018

Investment Adviser

IPS Strategic Capital, Inc.

215 S. Wadsworth Blvd., Suite 540

Denver, CO 80226

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	1
INVESTMENT HIGHLIGHTS	3
SCHEDULE OF INVESTMENTS	5
SCHEDULE OF OPTIONS PURCHASED	6
SCHEDULE OF OPTIONS WRITTEN	7
STATEMENT OF ASSETS AND LIABILITIES	8
STATEMENT OF OPERATIONS	9
STATEMENT OF CASH FLOWS	10
STATEMENTS OF CHANGES IN NET ASSETS	11
FINANCIAL HIGHLIGHTS	12
NOTES TO FINANCIAL STATEMENTS	13
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22
ADDITIONAL INFORMATION	23
INFORMATION ABOUT YOUR FUND’S EXPENSES	27
BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENT	28

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

LETTER TO SHAREHOLDERS

February 28, 2018 (Unaudited)

Dear Shareholders,

With over 35 years of investment experience involved with many areas of managing money and being concerned about risk, someone that experienced the 1987 crash firsthand as a young broker, experienced the 2000 Dotcom Bubble, the 2008 Credit Crisis, the Flash Crash in 2010 and the Euro Crisis in 2011, etc., it’s been a long running goal to build a strategy that first and foremost would provide and deliver to investors a degree of flash crash protection; a strategy where I could feel comfortable at night if a major exogenous event should hit the capital markets and knowing that my investors would be fine; and, secondly, a strategy that, while providing flash crash hedging, also would capture market upside as the market trended higher. We all learn that markets climb up stairs and fall out windows; markets spend most of the time going up with shocks that have been known to destroy wealth, i.e. 2008. The IPS Strategic Capital Absolute Return Strategy is designed to achieve those goals.

With the IPS Strategic Capital Absolute Return Fund’s (the “Fund”) largest position being invested in long protective puts we are a long volatility strategy. In my research I believe we are one of the only options based mutual funds using a long volatility strategy in the marketplace today. This puts us in a very unique position. Why aren’t there more long volatility strategies in the marketplace? The answer is that long volatility is like insurance, it’s very expensive and very difficult to make money with when markets go up. We believe the IPS Absolute Return Strategy has successfully been able to solve that dilemma.

The Fund returned 12.15%(a) for our fiscal year ended February 28, 2018, while the S&P 500 Total Return Index(b) (“S&P 500”) returned 17.10%. This represents a 71.1% upside capture ratio which exceeds the Fund’s goal to capture 60-70% of the upside. In light of the fact that we always hold protective puts in the portfolio, which represents being short the S&P 500, while always holding long calls in the portfolio, which represents long exposure to the S&P 500, we are pleased with our fiscal 2018 performance.

As the markets trend higher and volatility comes in causing our protective puts to lose value every day, it is well worth the protection it provides if we should have any substantial market downturn as we saw in February 2018. This February downturn allowed the IPS strategy to lose less than the S&P 500 because of those protective puts that we hold as mandated in our strategy. I’ve always believed the secret to sound investing is not winning but losing less. That was the goal of the IPS Absolute Return Strategy and that continues to be the goal moving forward.

The IPS Absolute Return Strategy lists the S&P 500 as its benchmark in the prospectus however, because we are effectively long the S&P 500 through calls and short the S&P 500 through puts we will always have a very different return series than compared to that benchmark. As the market comes down, we become more short the S&P 500 than long, and as the market goes up we become more long the S&P 500 than short. Therefore, our Modern Portfolio Theory statistics compared to the S&P 500 are considerably different; however, this was always the main goal and focus of the strategy. Being long volatility does create a series of issues which at times become a bit of a problem, but we believe that we have solved that through dynamically changing the expiration of our long put positions as the market moves up and down.

The Fund has looked to get a bit more return on its cash holdings by investing approximately 25% of our cash into exchange traded funds that are short duration cash equivalents and are highly liquid. The volatility of return of these assets is quite de-minimis and it will add basis points above and beyond treasury bonds which will reduce the overall expense of the Fund.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

LETTER TO SHAREHOLDERS

February 28, 2018 (Unaudited) (continued)

My team and I have continually worked, tirelessly, to improve the strategy while reducing risk each and every day. JFK once said, “Great accomplishments are not achieved by extraordinary men doing extraordinary things extraordinarily well, but by ordinary men doing ordinary things extraordinarily well.” I believe the team at IPS Strategic Capital is a group of very hard-working professionals that look to achieve extraordinary things.

Thank you for the privilege of serving you and your families.

Best regards,

Dominick Paoloni, CIMA®

CIO & Founder

Portfolio Manager, IPSAX

Adjunct Professor, University of Denver

(a)	The performance information quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

(b)	The S&P 500 Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

INVESTMENT HIGHLIGHTS

February 28, 2018 (Unaudited)

The investment objective of the IPS Strategic Capital Absolute Return Fund (the “Fund”) is total return. Under normal circumstances, the Fund’s primary strategy consists of selling and purchasing put and call options on equity indices and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains.

IPS Strategic Capital, Inc. (the “Adviser”) seeks to reduce the overall volatility of returns by managing a portfolio of options. The Fund buys and sells both put and call exchange-traded listed options to establish exposure to the overall market. When the Adviser believes the value of an underlying asset will decline, the Fund may purchase a put option to profit from the decline. Similarly, when the Adviser anticipates an increase in the value of an underlying asset, the Fund may purchase a call option with respect to that asset.

The Fund may take a defensive position when the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives. When taking a defensive position, the Fund may invest up to 100% of its assets in cash, cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a defensive position, the Fund may not achieve its investment objectives.

The Adviser reallocates the Fund’s investments continually to be commensurate with the risk profile that the Adviser deems appropriate for the Fund. The Fund seeks to use leverage to modify portfolio risk to be equal to, or less than that of, the market in total.

The percentages in the above graph are based on the portfolio holdings of the Fund as of February 28, 2018 and are subject to change.

For a detailed break-out of holdings by industry and exchange traded funds by investment type, please refer to the Schedule of Investments, Schedule of Options Purchased and Schedule of Options Written.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

INVESTMENT HIGHLIGHTS

February 28, 2018 (Unaudited)

Returns as of February 28, 2018	One Year ended February 28, 2018	Since Inception from April 15, 2016 through February 28, 2018
IPS Strategic Capital Absolute Return Fund Institutional Class shares	12.15%	8.84%
S&P 500 Total Return Index	17.10%	17.62%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the IPS Strategic Capital Absolute Return Fund versus the S&P 500 Total Return Index. The S&P 500 Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the IPS Strategic Capital Absolute Return Fund, which will generally not invest in all the securities comprising the index.

WP TRUST IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND SCHEDULE OF INVESTMENTS February 28, 2018	Annual Report

EXCHANGE TRADED FUNDS - 24.23%	Shares	Fair Value

DEBT FUNDS - 24.23%
Guggenheim Ultra Short Duration ETF	162,692	$8,172,019
iShares Floating Rate Bond ETF	83,398	4,254,132
iShares Short Maturity Bond ETF	84,711	4,250,798
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	41,855	4,254,142
		20,931,091
EQUITY FUNDS - 0.00%
SPDR S&P 500 ETF Trust	1	272

TOTAL EXCHANGE TRADED FUNDS (Cost $20,923,368)		20,931,363

OPTIONS PURCHASED (Cost $15,281,448) - 19.76% (b)		17,071,370

SHORT-TERM INVESTMENT - 64.61%
Federated Government Obligations Fund - Institutional Shares, 1.24% (a) (c) (e)	55,812,735	55,812,735
TOTAL SHORT-TERM INVESTMENT (Cost $55,812,735)		55,812,735

TOTAL INVESTMENTS (Cost $92,017,551) – 108.60%		$93,815,468

OPTIONS WRITTEN (Proceeds $2,128,927) - (2.08)% (d)		(1,797,070)

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (6.52)%		(5,634,870)

NET ASSETS - 100%		$86,383,528

(a)	All or a portion of the security is segregated as collateral for options written.
(b)	Please refer to the Schedule of Options Purchased for details of options purchased.
(c)	Rate shown represents the 7-day effective yield at February 28, 2018, is subject to change and resets daily.
(d)	Please refer to the Schedule of Options Written for details of options written.
(e)	A copy of the Federated Government Obligations Fund - Institutional Shares annual report can be found at http://www.federatedinvestors.com.

The accompanying notes are an integral part of these financial statements.

WP TRUST IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND SCHEDULE OF OPTIONS PURCHASED February 28, 2018	Annual Report

OPTIONS PURCHASED - 19.76%

	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value
CALL OPTIONS PURCHASED - 17.46%
CBOE S&P 500 Index	100	$27,600,000	$2,760	3/2/2018	$16,000
CBOE S&P 500 Index	100	$27,950,000	$2,795	3/2/2018	2,000
CBOE S&P 500 Index	100	$27,800,000	$2,780	3/5/2018	49,090
CBOE S&P 500 Index	100	$28,150,000	$2,815	3/5/2018	9,225
CBOE S&P 500 Index	15	$4,260,000	$2,840	3/16/2018	2,535
CBOE S&P 500 Index	84	$23,730,000	$2,825	3/23/2018	63,420
CBOE S&P 500 Index	1	$276,000	$2,760	3/26/2018	2,610
CBOE S&P 500 Index	284	$77,674,000	$2,735	3/29/2018	1,032,410
CBOE S&P 500 Index	68	$14,790,000	$2,175	9/21/2018	4,160,920
CBOE S&P 500 Index	154	$33,880,000	$2,200	9/21/2018	9,059,820
CBOE S&P 500 Index	16	$3,800,000	$2,375	9/21/2018	687,680
TOTAL CALL OPTIONS PURCHASED (Cost $13,295,332)					15,085,710

	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value
PUT OPTIONS PURCHASED - 2.30%
CBOE S&P 500 Index	404	$105,040,000	$2,600	5/31/2018	1,985,660
TOTAL PUT OPTIONS PURCHASED (Cost $1,986,116)					1,985,660

TOTAL OPTIONS PURCHASED (Cost $15,281,448)					$17,071,370

[1]	Each option contract is equivalent to 100 units of the underlying index. All options are non-income producing.

CBOE - Chicago Board of Options Exchange

The accompanying notes are an integral part of these financial statements.

WP TRUST IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND SCHEDULE OF OPTIONS WRITTEN February 28, 2018	Annual Report

OPTIONS WRITTEN - 2.08%

	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value
CALL OPTIONS WRITTEN - 1.64%
CBOE S&P 500 Index	100	$27,650,000	$2,765	3/2/2018	$11,500
CBOE S&P 500 Index	100	$27,900,000	$2,790	3/2/2018	1,700
CBOE S&P 500 Index	100	$28,150,000	$2,815	3/2/2018	700
CBOE S&P 500 Index	100	$27,850,000	$2,785	3/5/2018	38,315
CBOE S&P 500 Index	100	$28,100,000	$2,810	3/5/2018	11,000
CBOE S&P 500 Index	143	$38,324,000	$2,680	4/30/2018	1,352,015
TOTAL CALL OPTIONS WRITTEN (Proceeds $1,475,974)					1,415,230

	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value
PUT OPTIONS WRITTEN - 0.44%
CBOE S&P 500 Index	15	$4,057,500	$2,705	3/7/2018	25,500
CBOE S&P 500 Index	84	$22,470,000	$2,675	3/16/2018	173,040
CBOE S&P 500 Index	15	$4,020,000	$2,680	3/16/2018	35,400
CBOE S&P 500 Index	87	$23,142,000	$2,660	3/29/2018	147,900
TOTAL PUT OPTIONS WRITTEN (Proceeds $652,953)					381,840

TOTAL OPTIONS WRITTEN (Proceeds $2,128,927)					$1,797,070

[1]	Each option contract is equivalent to 100 units of the underlying index. All options are non-income producing.

CBOE - Chicago Board of Options Exchange

The accompanying notes are an integral part of these financial statements.

WP TRUST IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND STATEMENT OF ASSETS AND LIABILITIES February 28, 2018	ANNUAL REPORT

Assets:
Investments, at value (identified cost $92,017,551)	$93,815,468
Deposits at broker for futures contracts	1,194,677
Receivables:
Interest	56,503
Investment securities sold	3,914,362
Fund shares sold	30,674
Prepaid expenses	4,240
Total assets	99,015,924

Liabilities:
Options written, at value (identified proceeds $2,128,927)	1,797,070
Payables:
Investment securities purchased	3,968,703
Fund shares redeemed	825
Due to adviser	65,960
Due to administrator	16,643
Due to broker	1,677,322
Due to custodian	5,000,000
Brokerage commissions payable	77,987
Accrued Trustee fees	1,650
Accrued expenses	26,236
Total liabilities	12,632,396
Net Assets	$86,383,528

Sources of Net Assets:
Paid-in capital	$80,981,534
Accumulated undistributed net realized gain on investments, futures contracts, options purchased and options written	3,364,783
Accumulated net investment loss	(92,563)
Net unrealized appreciation on investments, options purchased and options written	2,129,774
Total Net Assets (unlimited shares of beneficial interest authorized)	$86,383,528

Institutional Class Shares:
Net assets applicable to 8,101,037 shares outstanding	$86,383,528
Net Asset Value, Offering and Redemption Price Per Share	$10.66

The accompanying notes are an integral part of these financial statements.

WP TRUST IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND STATEMENT OF OPERATIONS February 28, 2018	ANNUAL REPORT

For the Year Ended February 28, 2018

Investment income:
Dividends	$46,909
Interest	614,770
Total investment income	661,679

Expenses:
Management fees (Note 6)	827,128
Accounting and transfer agent fees and expenses	235,678
Interest expense	155,008
Portfolio software fees	66,389
Legal fees	34,888
Audit fees	19,100
Registration and filing fees	18,047
Custodian fees	17,229
Trustee fees and expenses	12,545
Miscellaneous	8,586
Pricing fees	2,608
Insurance	1,308
Reports to shareholders	90
Total expenses	1,398,604

Net investment loss	(736,925)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Futures contracts	(139,834)
Options purchased	4,392,169
Options written	3,752,900
Net realized gain on investments, futures contracts and options	8,005,235

Net change in unrealized appreciation on:
Investments	7,967
Options purchased	1,819,006
Options written	276,537
Net change in unrealized appreciation on investments and options	2,103,510

Net gain on investments	10,108,745

Net increase in net assets resulting from operations	$9,371,820

The accompanying notes are an integral part of these financial statements.

WP TRUST IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND STATEMENT OF CASH FLOWS February 28, 2018	ANNUAL REPORT

For the Year Ended February 28, 2018

Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets resulting from operations	$9,371,820
Adjustments to reconcile net increase in net assets from operations to net cash provided from operating activities:
Purchases of investment securities	(20,923,160)
Purchases of futures, net	(18,369,992)
Proceeds from disposition of futures, net	18,230,158
Purchases of options	(337,468,294)
Proceeds from disposition of options	334,782,549
Sales of short-term investment securities, net	29,939,832
Decrease in due to broker	(931,490)
Increase in due to custodian	5,000,000
Increase in deposits at broker for futures contracts	(1,194,677)
Increase in interest receivable	(26,471)
Increase in receivables for investment securities sold	(966,523)
Decrease in prepaid expenses	6,034
Decrease in brokerage commissions payable	(74,020)
Premiums received from options written	95,921,705
Payments to cover options written	(90,418,028)
Increase in payable for securities purchased	645,624
Decrease in accrued expenses	(7,991)
Net unrealized appreciation on investments and options	(2,103,510)
Net realized loss on futures contracts	139,834
Net realized gain on investments and options	(8,145,069)
Net cash provided from operating activities	13,408,331

Cash flows from financing activities:
Proceeds from Fund shares sold	9,928,735
Payment on Fund shares redeemed	(21,232,380)
Cash distributions paid	(2,104,686)
Net cash used in financing activities	(13,408,331)

Net increase (decrease) in cash	$-

Cash:
Beginning of year	$-
End of year	$-

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $5,044,920, an increase in receivable for fund shares sold of $30,103 and an increase in payable for fund shares redeemed of $825.

Interest paid by the Fund amounted to $155,008.

The accompanying notes are an integral part of these financial statements.

WP TRUST IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS February 28, 2018	ANNUAL REPORT

	For the Year Ended February 28, 2018	For the Period Ended February 28, 2017 (a)

Increase (decrease) in net assets from:
Operations:
Net investment loss	$(736,925)	$(953,263)
Net realized gain on investments, futures contracts and options	8,005,235	4,733,000
Net change in unrealized appreciation on investments and options	2,103,510	26,264
Net increase in net assets resulting from operations	9,371,820	3,806,001

Distributions to shareholders from:
Net realized capital gains - Institutional Class	(7,149,606)	(626,221)
Total distributions	(7,149,606)	(626,221)

Capital share transactions (Note 4):
Increase (decrease) in net assets from capital share transactions	(6,229,447)	87,210,981

Increase (decrease) in net assets	(4,007,233)	90,390,761

Net Assets:
Beginning of year/period	90,390,761	-

End of year/period	$86,383,528	$90,390,761
Accumulated net investment loss	$(92,563)	$-

(a)	The IPS Strategic Capital Absolute Return Fund commenced operations on April 15, 2016.

The accompanying notes are an integral part of these financial statements.

WP TRUST IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND FINANCIAL HIGHLIGHTS February 28, 2018	ANNUAL REPORT

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, income and expense ratios to average net assets and other supplemental data for the period indicated.

	Institutional Class
	For the Year Ended February 28, 2018	For the Period Ended February 28, 2017 (a)

Net Asset Value, Beginning of Period	$10.38	$10.00

Investment Operations:
Net investment loss	(0.09)	(0.11)
Net realized and unrealized gain on investments, futures contracts and options	1.33	0.56
Total from investment operations	1.24	0.45

Distributions:
From net realized capital gains	(0.96)	(0.07)
Total distributions	(0.96)	(0.07)

Net Asset Value, End of Period	$10.66	$10.38

Total Return (b)	12.15%	4.51	%(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$86,384	$90,391

Ratios of expenses to average net assets: (d) (f)	1.69%	1.52	%(e)

Ratios of net investment loss to average net assets: (d) (f)	(0.89)%	(1.24	)%(e)

Portfolio turnover rate	0.00%	0.00	%(c)

(a)	The IPS Strategic Capital Absolute Return Fund commenced operations on April 15, 2016.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The ratios include 0.19% and 0.06% of interest expense during the year ended February 28, 2018 and period ended February 28, 2017, respectively.
(e)	Annualized.
(f)	Ratios do not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The IPS Strategic Capital Absolute Return Fund (the “Fund”) is a series of WP Trust (the “Trust”). The Trust was organized on June 4, 2015 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund is a non-diversified Fund. As a non-diversified Fund, the Fund may invest a significant portion of its assets in a small number of companies. The Fund’s investment objective is total return. The Fund’s investment adviser is IPS Strategic Capital, Inc. (the “Adviser”). The Fund has three classes of shares, Class A, Class C and Institutional Class shares. Currently, only the Institutional Class shares are being offered for sale. The Institutional Class shares commenced operations on April 15, 2016.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)         Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

b)         Options – The Fund’s option strategy consists of selling and purchasing put and call options on equity indices and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s Adviser seeks to reduce the overall volatility of returns by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By selling call options on equity securities or indices, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold call options, but continues to bear the risks of declines in the value of the markets, including the underlying indices for the puts as well, if different, as the securities that are held by the Fund. The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity indices over time.

The Fund will incur a loss as a result of a written option (also referred to as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Please refer to the Fund’s prospectus for a full listing of risks associated with these instruments.

c)         Exchange-Traded Funds and Money Market Funds – The Fund may invest in Exchange Traded Funds (“ETFs”) and money market mutual funds ("MM Funds"). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs and MM Funds are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF and MM Fund shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs and MM Funds. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and MM Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.

From time to time, the Fund may invest greater than 25% of its net assets in one security. As of February 28, 2018, the Federated Government Obligations Fund represented 64.61% of the Fund's net assets. Additional Information for this security, including the financial statements, is available from the Securities and Exchange Commission's website at www.sec.gov.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d)         Short Sales of Securities – The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Fund then sells the borrowed security to a buyer in the market. The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss, unlimited in size, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

e)         Futures contracts – The Fund may use futures contracts and put and call options on equity indexes and ETFs to pursue its investment objective of total return. There is no guarantee such strategies will work. If the Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by the Fund of futures contracts will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, the Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. The Fund’s use of derivatives may magnify losses for the Fund.

f)         Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of and during the year ended February 28, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statement of operations. During the year ended February 28, 2018, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware state.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended February 28, 2018 and during the period from April 15, 2016 (commencement of operations) through February 28, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g)         Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

h)         Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

i)          Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund's relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”)).

j)          Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds using the identified cost method. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income and expenses are recognized on an accrual basis utilizing the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.	SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2018

2.	SECURITIES VALUATIONS (continued)

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options and futures, that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Derivatives held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Derivatives that are thinly traded for which a mean price is not available are valued at the ask price or the bid price, whichever is available, and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will typically be categorized as level 3 securities.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of February 28, 2018.

IPS Strategic Capital Absolute Return Fund

Financial and Derivative Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Exchange Traded Funds (2)	$20,931,363	$-	$-	$20,931,363
Call Options Purchased	15,085,710	-	-	15,085,710
Put Options Purchased	1,985,660	-	-	1,985,660
Short-Term Investment	55,812,735	-	-	55,812,735
Total Assets	$93,815,468	$-	$-	$93,815,468

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2018

2.	SECURITIES VALUATIONS (continued)

IPS Strategic Capital Absolute Return Fund

Derivative Instruments – Liabilities

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Call Options Written	$1,415,230	$-	$-	$1,415,230
Put Options Written	381,840	-	-	381,840
Total Liabilities	$1,797,070	$-	$-	$1,797,070

(1)	As of and during the year ended February 28, 2018, the Fund held no securities that were considered to be “level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value is not applicable.

(2)	All ETFs held in the Fund are level 1 securities. Please refer to the Schedule of Investments for each ETF’s investment type.

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no assets or liabilities transferred into and out of any level during the year ended February 28, 2018.

3.	DERIVATIVES TRANSACTIONS

As of February 28, 2018, portfolio securities valued at $51,355,555 were held in escrow by the custodian as collateral for options written by the Fund. As of February 28, 2018, cash of $1,194,677 is held at broker as collateral for futures transactions.

The average monthly notional value of options contracts purchased and written by the Fund during the year ended February 28, 2018 were as follows:

Derivative Type	Average Notional Value
Call Options Purchased	$221,840,808
Put Options Purchased	191,361,731
Call Options Written	181,660,808
Put Options Written	146,811,308

The amount of realized losses on futures contracts as disclosed in the Statement of Operations serve as indicators of the volume of futures activity for the Fund during the year ended February 28, 2018.

As of February 28, 2018, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts	Total
Call options purchased	Investments, at value	$15,085,710	$15,085,710
Put options purchased	Investments, at value	1,985,660	1,985,660
Total Assets		$17,071,370	$17,071,370

Liabilities	Location	Equity Contracts	Total
Call options written	Options written, at value	$1,415,230	$1,415,230
Put options written	Options written, at value	381,840	381,840
Total Liabilities		$1,797,070	$1,797,070

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2018

3.	DERIVATIVES TRANSACTIONS (continued)

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund during the year ended February 28, 2018, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation on:	Location	Equity Contracts	Total
Call options purchased	Options purchased	$1,816,858	$1,816,858
Put options purchased	Options purchased	2,148	2,148
Call options written	Options written	40,866	40,866
Put option written	Options written	235,671	235,671
		$2,095,543	$2,095,543

Net realized gain (loss) on:	Location	Equity Contracts	Total
Call options purchased	Options purchased	$10,138,991	$10,138,991
Put options purchased	Options purchased	(5,746,822)	(5,746,822)
Call options written	Options written	(416,812)	(416,812)
Put option written	Options written	4,169,712	4,169,712
Futures contracts	Futures contracts sold	(139,834)	(139,834)
		$8,005,235	$8,005,235

All open derivative positions at February 28, 2018 are reflected on the Fund's Schedule of Investments, Schedule of Options Purchased and Schedule of Options Written.

The following tables present the Fund’s asset and liability derivatives available for offset under a master netting arrangement as of February 28, 2018.

Assets:	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Purchased Options Contracts	$17,071,370	(1)	$-	$17,071,370	(1)	$(1,797,070	)(2)	$-	$15,274,300
Total	$17,071,370	(1)	$-	$17,071,370	(1)	$(1,797,070	)(2)	$-	$15,274,300

(1)	Purchased options at value as presented in the Schedule of Options Purchased.
(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2018

3.	DERIVATIVES TRANSACTIONS (continued)

Liabilities:	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Liabilities
Options Written Contracts	$1,797,070	(3)	$-	$1,797,070	(3)	$1,797,070	(2)	$-	$-
Total	$1,797,070	(3)	$-	$1,797,070	(3)	$1,797,070	(2)	$-	$-

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.
(3)	Written options at value as presented in the Schedule of Options Written.

4.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Fund for the year ended February 28, 2018, were as follows:

	Sold	Redeemed	Reinvested	Net Decrease
Institutional Class
Shares	932,916	(2,025,708)	485,555	(607,237)
Value	$9,958,838	$(21,233,205)	$5,044,920	$(6,229,447)

Transactions in shares of capital stock for the Fund for the period of April 15, 2016 (commencement of operations) through February 28, 2017, were as follows:

	Sold	Redeemed	Reinvested	Net Increase
Institutional Class
Shares	10,460,174	(1,795,814)	43,914	8,708,274
Value	$104,976,028	$(18,207,259)	$442,212	$87,210,981

5.	INVESTMENT TRANSACTIONS

For the year ended February 28, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 20,923,160	$ -

There were no government securities purchased or sold during the period.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2018

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser receives a monthly management fee equal to an annual rate of 1.00% of the Fund’s net assets. For the year ended February 28, 2018, the Adviser earned $827,128 of advisory fees.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records.

For the year ended February 28, 2018, M3Sixty earned $235,678, including out of pocket expenses with $16,643 remaining payable at February 28, 2018.

Certain officers of the Fund are also employees of M3Sixty.

The Fund had entered into a Distribution Agreement with Matrix Capital Group, Inc. (“MCG”). Pursuant to the Distribution Agreement, MCG provides distribution services to the Fund. MCG served as underwriter/distributor of the Fund. Pursuant to a New Distribution Agreement (“New Agreement”), Matrix 360 Distributors, LLC (“M3SixtyD”) replaced MCG as Distributor to the Fund effective March 3, 2017. Transition of the distribution services to M3SixtyD required an in-person meeting of the Board of Trustees to review and approve the New Agreement and M3SixtyD as the new Distributor. The approval of the New Agreement took place at the December 21, 2016 meeting of the Board of Trustees and became effective March 3, 2017.

MCG and M3SixtyD are affiliates of M3Sixty.

7.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at February 28, 2018 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$ 93,807,473	$ 13,459	$ 5,464	$ 7,995

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax treatment of derivatives.

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at February 28, 2018 was as follows:

Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Deferred Late Year Loss	Total Distributable Earnings
$ 7,995	$ 2,209,945	$ 3,276,617	$ -	$ (92,563)	$ 5,401,994

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized losses from investments is primarily attributable to the tax treatment of derivatives.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2018, the Fund elected to defer post-December losses 92,563.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2018

7.	TAX MATTERS (continued)

As of February 28, 2018, the Fund had no capital loss carryforwards available for federal income tax purposes.

In accordance with GAAP, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present accumulated undistributed net investment income (loss) and accumulated realized gains (losses) on a tax basis which is considered to be more informative to the shareholder. The reclassifications listed below are as a result of ordinary losses used to reduce short-term capital gains. As of February 28, 2018, the Fund recorded reclassifications to increase (decrease) the capital accounts as follows:

Undistributed (Accumulated) Net Investment Loss	Undistributed (Accumulated) Net Realized Gain	Paid-in Capital
$ 644,362	$ (644,362)	$ -

During the year ended February 28, 2018, the Fund distributed $2,143,635 of ordinary income and $5,005,971 of long-term capital gains.

During the period ended February 28, 2017, the Fund distributed $626,221 of long-term capital gains.

8.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events of the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IPS Strategic Capital Absolute Return Fund and

Board of Trustees of WP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, options purchased, and options written, of IPS Strategic Capital Absolute Return Fund (the “Fund”), a series of WP Trust, as of February 28, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

April 26, 2018

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

ADDITIONAL INFORMATION

February 28, 2018 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund paid $2,143,635 of ordinary income and $5,005,971 of long-term capital gains distributions during the fiscal year ended February 28, 2018.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2019 to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their own tax advisors.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

ADDITIONAL INFORMATION

February 28, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. This section of the annual report provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers – Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Donald H. Baxter YOB : 1942	Trustee	Since 2015	President and Treasurer, Baxter Financial Corporation (investment advisor) (1989 to present).	Four	Director, Philadelphia Fund (1989-2010) Eagle Growth Shares, Inc. (1989-2009).
Ronald F. Rohe YOB : 1943	Trustee	Since 2015	Secretary and Chief Compliance Officer, Baxter Financial Corporation (investment advisor) (1990 to present).	Four	None
Michael G. Rogan YOB : 1963	Trustee	Since 2015	President, Rogan & Associates, Inc. (investment advisor) (1997 to present).	Four	None
Interested Trustees*
Charles S. Stoll YOB : 1955	President, Trustee	Since 2015	Managing Member and Chief Compliance Officer, Winning Points Advisors, LLC (1989 to present).	Four	None
Bradley J. Alden YOB: 1974	Trustee	Since 2015	Program Lead, Cooperative Threat Reduction Support Center, Culmen International, LLC (government services) (2010 to present).	Four	None
Officers
Andràs P. Teleki YOB : 1971	Chief Compliance Officer and Secretary	Since 2016	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, M3Sixty Distributors, LLC and M3Sixty Advisors, LLC (2015-present); Chief Compliance Officer and Secretary, 360 Funds (2015-present); Chief Compliance Officer and Secretary, M3Sixty Funds (2016-present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015); Partner, K&L Gates, (2009-2015).	N/A	N/A

*	Mr. Stoll is an Interested Trustee because he is a managing member of Winning Points Advisors, LLC, the investment adviser to three funds in the Trust. Mr. Alden is an Interested Trustee because he has a familial relationship with a member of Winning Points Advisors, LLC, the investment adviser to three funds in the Trust.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

ADDITIONAL INFORMATION

February 28, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers (continued)
Justin J. Thompson YOB: 1983	Treasurer	Since 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2017-present); Treasurer, WP Trust (2017-present); Treasurer, Capital Management Investment Trust (2017-present); Treasurer, 360 Funds (2017-present); Officer of Fund Accounting – State Street Bank & Trust (2009-2016).	N/A	N/A
Brandon Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer	Since 2013	Chief Operating Officer, M3Sixty Administration, LLC, (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016); Division Manager – Client Service Officer, Boston Financial Data Services (mutual fund service provider) (2010-2012).	N/A	N/A
Larry Beaver YOB: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-Present); Assistant Treasurer, Capital Management Investment Trust (July 2017-Present); Assistant Treasurer, M3Sixty Funds Trust (July 2017-Present; Assistant Treasurer, WP Funds Trust (July 2017-Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, M3Sixty Funds Trust (2015-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
John H. Lively YOB: 1969	Assistant Secretary	Since 2017	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010-Present).	N/A	N/A

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

ADDITIONAL INFORMATION

February 28, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Advisor will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix Capital Group, Inc. (the Funds’ principal underwriter prior to March 3, 2017), Matrix 360 Distributors, LLC (the Funds’ principal underwriter effective March 3, 2017) and M3Sixty Administration LLC. Each Trustee who is not an “interested person” receives a fee of $2,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings. Trustee compensation for the Funds’ fiscal year ended February 28, 2018 was as follows:

Name of Trustee1/Officer	Aggregate Compensation From the Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Paid to Trustees[2]
Independent Trustees
Donald H. Baxter	$ 3,300	None	None	$ 3,300
Ronald F. Rohe	$ 3,300	None	None	$ 3,300
Michael G. Rogan	$ 3,300	None	None	$ 3,300
Interested Trustees and Officers
Charles S. Stoll	None	Not Applicable	Not Applicable	None
Bradley J. Alden	None	Not Applicable	Not Applicable	None

[1]	Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers four (4) series of shares.
[2]	Figures are for the year ended February 28, 2018.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

Information About Your Fund’s Expenses - (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

 Expenses and Value of a $1,000 Investment for the Year ended 02/28/18

	Beginning Account Value (09/01/2017)	Annualized Expense Ratio for the Period	Ending Account Value (2/28/2018)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Institutional Class (+9.72%)	$1,000.00	1.67%	$ 1,097.20	$8.68
Hypothetical 5% Fund Return
Institutional Class	$1,000.00	1.67%	$ 1,016.50	$8.35

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

Total Fund operating expense ratios as stated in the current Fund prospectus dated June 28, 2017 for the Fund were as follows:
IPS Strategic Capital Absolute Return Fund Institutional Class shares	1.60%

The total annual fund operating expense ratio during the year ended February 28, 2018 was 1.69% for the IPS Strategic Capital Absolute Return Fund Institutional Class shares. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 6) sections of this report for expense related disclosures during year ended February 28, 2018.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

Approval of the Advisory Agreement Renewal for the IPS Strategic Capital Absolute Return Fund (Unaudited)

At a meeting held on January 16, 2018, the Board of Trustees (the “Board”) considered the approval of the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and IPS Strategic Capital, Inc. (the “Adviser”) in regard to the IPS Strategic Capital Absolute Return Fund (the “IPS Fund”).

Legal Counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser with respect to the IPS Fund. A copy of this memorandum was circulated to the Trustees in advance of the Meeting and included in the Board Materials. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the IPS Fund; (iii) the costs of the services provided and profits to be realized by the Adviser from its relationship with the IPS Fund; (iv) the extent to which economies of scale would be realized if the IPS Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the IPS Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest and other benefits derived by the Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the IPS Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of IPS Fund from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the IPS Fund’s management addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the IPS Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the IPS Fund, information on investment advice, performance, summaries of the IPS Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the IPS Fund; (iii) the anticipated effect of size on the IPS Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the IPS Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

(1)	The nature, extent and quality of the services provided by the Adviser.

In this regard, the Board considered the responsibilities the Adviser has under the Advisory Agreement with respect to IPS Fund. The Board reviewed the services provided by the Adviser to the IPS Fund including, without limitation: the Adviser’s processes for formulating investment recommendations and assuring compliance with the IPS Fund’s investment objectives and limitations; its efforts to coordinate services among the IPS Fund’s service providers; and the anticipated efforts to promote the IPS Fund, grow assets and assist in the distribution of the IPS Fund’s shares. The Board considered: the Adviser’s staffing, personnel and methods of operating; the education and experience of the Adviser’s personnel; and the Adviser’s compliance program, policies and procedures. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent and nature of the services to be provided by the Adviser was satisfactory and adequate for the IPS Fund.

WP Trust	ANNUAL REPORT

IPS Strategic Capital Absolute Return Fund

Approval of the Advisory Agreement Renewal for the IPS Strategic Capital Absolute Return Fund (Unaudited) (continued)

(2)	Investment Performance of the IPS Fund and the Adviser.

In considering the investment performance of IPS Fund and the Adviser, the Trustees compared the performance of the IPS Fund with the performance of comparable funds with similar objectives and size managed by other investment advisers. It was noted that the IPS Fund has a relatively short performance record as it was launched on April 15, 2016. The Trustees also considered the consistency of the Adviser’s management of the IPS Fund with its investment objective and policies. The Board noted that the IPS Fund, in comparison to the Long-Short category, had, as of the periods ending September 30, 2017, underperformed the category mean and median for the 1-year period, but on a year-to-date basis, it had outperformed the category mean and median. The Board also considered the range of performance within the category and noted that the strategies utilized by funds in the category was very broad. The Board gave significant consideration to the Adviser’s periodic explanations of performance, including those that occurred at the January 16, 2018 Meeting. The Trustees noted that the Adviser does not have any separate accounts managed by the Adviser that are substantially similar to the IPS Fund. Based on the foregoing, the Board concluded that the investment performance information presented for the IPS Fund was satisfactory.

(3)	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the IPS Fund.

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the IPS Fund, the Trustees considered: the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and its affiliates and the level of commitment to the Adviser’s operations by the Adviser and its principals; the current asset level of the IPS Fund; and the projected overall expenses of the IPS Fund. The Trustees considered financial circumstances of the Adviser and discussed the financial stability and productivity of the firm. The Trustees considered the fees and expenses of the IPS Fund (including the management fee) relative to its category mean and median. The Trustees noted that the management fee for the IPS Fund was below the category mean and median. The Board also considered that the IPS Fund may invest in other investment companies. In this regard, the Board considered the nature of the services rendered and determined, based on the information provided by the Adviser in its response, as well as discussions with the Adviser, that the fees paid with respect to the IPS Fund were based on services provided that are in addition to, rather than duplicative of, the services provided by the investment advisers to the underlying investment companies in which the IPS Fund may invest. Based on the foregoing, the Board concluded that the fee to be paid to the Adviser by the IPS Fund was fair and reasonable.

(4)	The extent to which economies of scale would be realized as the IPS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the IPS Fund’s investors.

In this regard, the Board considered the IPS Fund’s fee arrangements with the Adviser. The Trustees noted that the IPS Fund would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to secure such arrangements for the IPS Fund. The Trustees noted that the Adviser did not have separately managed accounts with similar strategies as the IPS Fund. Following further discussion of the IPS Fund’s expected asset levels, expectations for growth and levels of fees, the Board determined that the IPS Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable.

(5)	Possible conflicts of interest and benefits derived by the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the IPS Fund; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the IPS Fund; and the substance and administration of the Adviser’s code of ethics. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Trustees noted that there were no benefits identified by the Adviser to the Board, other than the receipt of advisory fees under the Advisory Agreement, in managing the assets of the IPS Fund.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the IPS Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement with respect to the IPS Fund.

WP TRUST

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

IPS Strategic Capital, Inc.

215 S. Wadsworth Blvd.

Suite 540

Denver, CO 80226

ADMINISTRATOR & TRANSFER AGENT

Matrix 360 Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group™

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Ronald F. Rohe serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,000 with respect to the registrant’s fiscal year ended February 28, 2018 and $15,000 with respect to the registrant’s fiscal year ended February 28, 2017 for the IPS Strategic Capital Absolute Return Fund.

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $3,000 with respect to the registrant’s fiscal year ended February 28, 2018 and $3,000 with respect to the registrant’s fiscal year ended February 28, 2017 for the IPS Strategic Capital Absolute Return Fund. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $1,100 for the fiscal year ended February 28, 2018 and $1,750 for the fiscal year ended February 28, 2017 for the IPS Strategic Capital Absolute Return Fund. The fees were for the review of the semi-annual report.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the for the last two fiscal years ended February 28, 2018 and February 28, 2017 for the IPS Strategic Capital Absolute Return Fund are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WP Trust

By: Charles S. Stoll	/s/ Charles S. Stoll
Principal Executive Officer,
Date: May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Charles S. Stoll	/s/ Charles S. Stoll
Principal Executive Officer
Date: May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Justin Thompson	/s/ Justin Thompson
Principal Financial Officer
Date: May 4, 2018